59701 2/00
Prospectus Supplement
dated February 28, 2000 to:
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PUTNAM EQUITY INCOME FUND
PUTNAM GROWTH AND INCOME FUND II
PUTNAM HIGH YIELD ADVANTAGE FUND
PUTNAM INTERMEDIATE U.S. GOVERNMENT INCOME FUND to the Class A Prospectuses dated March 30, 1999

PUTNAM VOYAGER FUND II
to the Class A Prospectus dated April 30, 1999

PUTNAM CAPITAL APPRECIATION FUND
to the Class A Prospectus dated September 30, 1999

Supplement to sections entitled "How do I buy fund shares," "Fees and expenses" and "Example":

Effective immediately, an employer-sponsored retirement plan is eligible to purchase class A shares without an initial sales charge through this prospectus if it invests at least $1 million in class A shares. A deferred sales charge of up to 0.75% is applicable only to a plan that redeems 90% or more of its cumulative purchases within two years of the plan's initial purchase of class A shares, and only if Putnam Mutual Funds paid a commission on the plan's purchases. To reflect this potential charge, the expenses shown in the Example for someone who invests $10,000 and redeems all shares after one year are increased by $75.